SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 8, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                   001-8368                    51-0228924
     (State of              (Commission File No.)          (IRS Employer
      Incorporation)                                        Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

On June 8, 2000, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit 99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.       Description
-------------     -------------------------------------
99.1              Press Release issued June 8, 2000 (Filed herewith.)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SAFETY-KLEEN CORP.



Date:  June 9, 2000                  By:   /s/ David Thomas, Jr.
                                           ---------------------
                                           David Thomas, Jr.
                                           Chief Executive Officer and Chairman
                                           of the Board

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

99.1                Press Release issued June 8, 2000 (Filed herewith.)

                                  Exhibit 99.1

FOR IMMEDIATE RELEASE                                  Media Contact: Wade Gates
June 8, 2000                                                        803-933-4224
                                                              Investor Relations
                                                                    803-933-4285


SAFETY-KLEEN CLARIFICATION OF
JUNE 6, 2000 PRESS RELEASE


         (Columbia,   SC)  -  Safety-Kleen   Corp.   (NYSE:SK)  today  issued  a
clarification to its press release of June 6, 2000 as follows.

         Safety-Kleen's failure to make the interest and principal payments referred to in the prior release is not related to any action or failure to act on the part of the Frontier Insurance Company.

         Moreover, Safety-Kleen has not defaulted on any closure or post closure obligations at any of its facilities. Accordingly, no claims have been made against closure and post closure bonds issued by Frontier Insurance Company on behalf of Safety-Kleen Corp. Safety-Kleen's failure to make the payments referred to in the June 6 release is not of a nature which could give rise to liability under the Frontier Insurance Company bonds.

         Under the Private Securities Litigation Reform Act of 1995, sections of this release constitute forward-looking statements that involve a number of risks and uncertainties. Actual results and events may differ materially from those projected in the forward-looking statements. Many factors could cause actual events and results to differ from those expected, including, but not limited to the outcome of continuing negotiations with Safety-Kleen's lenders, the availability of additional funding under credit facilities or from other sources, and other items discussed in the Company's filings with the Securities and Exchange Commission.

                                      # # #